SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                        March 26, 1999 (March 25, 1999)


                         Quest Diagnostics Incorporated
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-12215                 16-1387862
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


          One Malcolm Avenue, Teterboro, New Jersey              07608
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (201) 393-5000










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Item 5.           Other Events

                  The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired on March 25, 1999, at 11:59 p.m., with respect to Quest Diagnostics Incorporated's proposed acquisition of the clinical laboratory operations of SmithKline Beecham plc

















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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 1999

Quest Diagnostics Incorporated

By:  /s/  Raymond C. Marier
Raymond C. Marier
Vice President and General Counsel